EXHIBIT 1.01
Conflict Minerals Report
Spire Corporation
For the Year Ended December 31, 2014

This Conflict Minerals Report (“Report”) of Spire Corporation (“Spire”, the “Company” or “we”) for the year ended December 31, 2014, is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule”), the instructions to Form SD, and the Public Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule issued by the Director of the Division of Corporation Finance of the Securities and Exchange Commission on April 29, 2014 (the “SEC Statement”).

A copy of this Report is publicly available on our website at http://phx.corporate-ir.net/phoenix.zhtml?c=76421&p=irol-irhome. The content of our website as referred to in this Form SD is included for general information only and is not incorporated by reference into this Form SD.

Company Overview

Spire develops, manufactures and markets capital equipment and services for the solar photovoltaic industry, including turn-key solutions and individual pieces of manufacturing equipment and full turn-key lines for cell and module production and testing. Our individual manufacturing equipment products and our SPI-LineTM integrated turn-key cell and module production lines can be scaled, customized, and automated with high throughput. These machines are designed to meet the needs of a broad customer base ranging from manufacturers relying on mostly manual processes, to some of the largest photovoltaic manufacturing companies in the world incorporating advanced automation processes.

The Company does not engage in the actual mining of tin, tantalum, tungsten or gold (the “Conflict Minerals”), does not make purchases of raw ore or unrefined Conflict Minerals from mines, and is many steps removed in the supply chain from the mining and refining of the Conflict Minerals contained in its products. We purchase the materials used in our products from a large network of suppliers, who may contribute necessary Conflict Minerals to our products.

Due Diligence

Spire analyzed its products to determine whether any Conflict Minerals contained in its products were necessary to the functionality or production of such products. The Company then engaged in the process of ascertaining whether any elements of its supply chain incorporated any amount of Conflict Minerals into the products that Spire procured from them. To this end, Spire identified a list of its vendors that supply Spire with products that have the potential for containing at least one of the Conflict Minerals: tin, tantalum, tungsten, or gold. From that list of identified vendors, Spire contacted each one to make certain inquiries about their products, and what metals their products contained. Based on the OECD Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High-Risk Areas (Second Edition OECD 2013) and the due diligence framework published by the Electronic Industry Citizenship Coalition (EICC) and the Global e-Sustainability Initiative (GeSI), including the template developed jointly by the EICC-GeSI, such inquiries were made via a detailed questionnaire that requested information from the applicable vendor asking that they confirm whether any Conflict Minerals were used during the generation of the product in question, identifying the mineral(s) if any, and identifying, to the extent known, the country of origin and name of the smelter or refiner of such mineral(s). In addition, Spire invited additional clarifying input from its vendors, in the event that such vendor encountered difficulty in providing answers to Spire at that time.
The design of our due diligence includes the following five steps: (i) establishment of strong company management systems, (ii) identification and assessment of risks in the supply chain, (iii) designing and implementing a strategy to respond to identified risks, (iv) carrying out independent third-party audit of smelter/refiner’s due diligence practices and (v) reporting on supply chain due diligence. A description of certain activities undertaken by us with respect to each of the five steps of the Framework is described below.

1.	Establishment of Strong Company Management Systems
Spire has completed a number of steps to establish a management system for addressing the sourcing of Conflict Minerals in our products. These actions include:
a.Adopt and Commit to a Supply Chain Policy for Conflict Minerals: Spire is committed to sourcing minerals for products in a manner that does not finance or benefit armed groups in the Democratic Republic of Congo or adjoining countries ("Covered Countries"). Spire selects suppliers not only on the merits of their products and services but also on their business practices and that Spire will not establish business relationships with any suppliers if Spire knows or have reason to believe that their business practices violate any applicable laws.
b.Internal Management to Support Supply Chain Due Diligence: Spire management has established an internal compliance team which includes members from Spire's operations, legal and finance departments, charged with the development and implementation of Spire's conflict minerals program.
c.Supplier Engagement: Spire continues to actively engage with contract manufacturers to strengthen Spire's relationship with them. Spire has communicated to its contract manufacturers Spire's commitment to sourcing Conflict Minerals in a manner that does not benefit armed groups in the Covered Countries. With respect to Spire's contract manufacturers that were unable to provide it with sufficient information to determine the facilities used to process the Conflict Minerals contained in our products, Spire has communicated that it is evaluating such responses and may elect to seek alternative arrangements with other contract manufacturers to the extent any such contract manufacturers are unable to cooperate with Spire in our due diligence efforts.

2.	Identification and Assessment of Risks in the Supply Chain
Because of Spire's position within its supply chain, it is difficult for Spire to identify actors upstream from our first tier contract manufacturers. As discussed above, Spire identified eight first tier contract manufacturers and Spire has relied upon them to provide usSpire with the necessary information about the source of Conflict Minerals contained in the products that Spire contracts with them to manufacture. Spire's contract manufacturers are similarly reliant upon information provided by their suppliers to provide information regarding the country of origin of Conflict Minerals that are included in Spire's products.

3.	Designing and Implementing a Strategy to Respond to Identified Risks
Spire is in the process of developing a risk management plan though which our conflict minerals program will be implemented, managed and monitored. During calendar year 2014, when Spire's contract manufacturers did not provide us with complete or reliable responses, such matters were reported to Spire's internal compliance team. However, Spire has not yet identified any circumstances to date where it was necessary to terminate a contract or find a replacement contract manufacturer.

4.	Carrying Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain
Spire does not have a direct relationship with any smelters or refiners in its supply chain and therefore Spire do not directly conduct audits.

5.	Reporting on Supply Chain Due Diligence

In 2014, Spire publicly filed the Form SD and this Report with the SEC.

The vendors submitted their responses either in an electronic, facsimile, or hardcopy mailed format. Spire collected, reviewed, and analyzed the responses in order to make a reasonable determination as to whether or not any of its vendors incorporated any amount of conflict minerals into the products that Spire procured from it. During the process, many of the responses indicated that, to the best of their respective knowledge, no minerals considered to be Conflict Minerals exist in the respective vendor’s processes or materials that are supplied to Spire. Some responses indicated that their own due diligence process for this effort was still being established, and accordingly they were unable to supply definitive answers at that time. Other vendors could only answer for the materials that they directly use, but were unable to confirm the use of materials in their own supply chain. Additionally, some vendors indicated that either they or their respective supply chain do not divulge such information. After careful review of all responses and taking into account that not all vendors were able to supply definitive answers, Spire has not been able to determine with specificity the source of the Conflict Minerals used in its products.

A list of the known smelters in Spire's supply chain, as identified to date by our suppliers, is attached to this Report as Appendix A.

In accordance with its policy on responsible supply chain sourcing of Conflict Minerals, Spire will continue to make reasonable efforts to ascertain whether its products and processes incorporate any Conflict Minerals. Such efforts are expected to include making annual Conflict Minerals inquiries of Spire’s applicable supply chain. To the extent that any of its vendors have been unable to make a definitive determination of the presence of necessary Conflict Minerals in the materials supplied to the Company due to their incomplete due diligence, Spire will renew inquiries with such vendors to ascertain whether their further due diligence has yielded definitive information. Spire intends to undertake the following steps to improve our due diligence and further mitigate the risk that the use of conflict minerals in our products finance or benefit armed groups in the the Covered Countries:

•	Continue to work to identify and assess the risks in the supply chain related to compliance with conflict mineral disclosure requirements.

•	Continue to engage with suppliers to improve supplier response rates and the accuracy, specificity and completeness of information provided by them.

•	Continue to work with suppliers to identify smelters in our supply chain and emphasize the importance of sourcing conflict minerals responsibly, from certified conflict-free smelters.

•	Expand engagement with manufacturers and suppliers and direct them to information and training resources to attempt to increase the response rate and improve the quality of the survey responses.

•	Verify smelters identified by our suppliers against the Conflict Free Sourcing Initiative (“CFSI”) list.

•	Continue to validate manufacturers’ responses using information collected via independent conflict-free smelter validation programs, such as the EICC/GeSI Conflict Free Smelter Program.

Spire’s success in making determinations about the potential presence of necessary Conflict Minerals in its products depends upon various factors including, but not limited to, the respective due diligence efforts of the individual vendors as well as their own supply chain, the willingness of any non-public vendors to disclose such information to Spire, and the ability of the involved entities in making their determinations in accordance with nationally recognized standards. The failure to successfully obtain applicable information from any level of Spire’s supply chain could have a material impact on Spire’s ability to report on the presence of conflict minerals with any degree of certainty. There can be no assurance that Spire’s individual non-public vendors will collect the requested information with sufficient certainty and in an appropriate time frame to allow Spire to make its own reasonable determination.

This Report has not been subject to an independent private sector audit in accordance with the SEC Statement and as otherwise allowed under Rule 13p-1 and the instructions to Form SD.

Products

The following products were identified during this reporting period as products that may contain Conflict Minerals necessary to the functionality or production of products manufactured, or contracted to manufacture, by Spire: Turnkey photovoltaic module lines.

Appendix A

The following lists the Smelters identified by our vendors as sources for their products that are certified by the “Conflict Free Smelter Program”.

Mineral	Name of Smelter	Location/Country
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co., Ltd.	CHINA
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	ANZ	AUSTRALIA
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asaka Riken Co Ltd	JAPAN
Gold	ATAkulche	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	BRIGHT-E	CHINA
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	C.Uyemura & CO,.LTD	JAPAN
Gold	Caridad	MEXICO
Gold	CCR Refinery – Glencore Canada Corporation	CANADA
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Cheong Hing	HONG KONG
Gold	Chernan Technology co., ltd	TAIWAN
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Cookson	SPAIN
Gold	CS	SWITZERLAND
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA

Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	Dowa	JAPAN
Gold	DUOXIN	CHINA
Gold	E-Chem Enterprise Corp	TAIWAN
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	BOLIVIA
Gold	ESG Edelmetall-Service	GERMANY
Gold	Ferro Corporation	UNITED STATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	GeiBb Refining Corp.	UNITED STATES
Gold	GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Government (Police Dept.)	CHINA
Gold	Guandong Jinding Material co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	GuangZHou Jin Ding	CHINA
Gold	Guangzhou King's high-tech materials	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heesung Metal	KOREA, REPUBLIC OF
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold	henan middle plain smelt	CHINA
Gold	Henan Province in Gold Investment Management Ltd.	CHINA
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold	Henan San Men Xia	CHINA
Gold	HENAN SANMENXIA LINGBAO CITY JINYUAN MINING INDUSTRY CO., LTD.	CHINA
Gold	Henan zhongyuan gold melter	CHINA
Gold	Heraeus	CHINA
Gold	Heraeus (zhaoyuan)Precious Metal Materials Co.,Ltd.	CHINA
Gold	Heraeus Ltd Hong Kong	HONG KONG
Gold	Heraeus Ltd. Hong Kong	HONG KONG

Gold	Heraeus Precious Metals	UNITED STATES
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Gold	Hisikari Mine	JAPAN
Gold	Hon Shen Co. Ltd	TAIWAN
Gold	HonHai Precision Co., Ltd.	TAIWAN
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Industry Group	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Japan Pure Chemical	JAPAN
Gold	Jia Lung Corp	TAIWAN
Gold	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jie sheng	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co.,Ltd.	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Limited	CANADA
Gold	Johnson Matthey Ltd	CANADA
Gold	JSC "Aurat"	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kanfort Industrial (Yantai)	CHINA
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kee Shing	HONG KONG
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kosak Seiren	JAPAN
Gold	Kuan Shuo Ind. Co., Ltd.	TAIWAN
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	KYOCERA	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	La Caridad	MEXICO

Gold	Lian Xing Plating Factory	CHINA
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	LINXENS	FRANCE
Gold	LITTELFUSE	UNITED STATES
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Malaysia Smelting Corporation Berhad	MALAYSIA
Gold	Materion	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metallo Chimique	BELGIUM
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies Ltd. (Suzhou)	CHINA
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MK electron	KOREA, REPUBLIC OF
Gold	MK Electronics	KOREA, REPUBLIC OF
Gold	MMTC-PAMP India Pvt. Ltd	INDIA
Gold	Morigin Co.,Ltd	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Nathan Trotter & Co., Inc	UNITED STATES
Gold	Natsuda Sangyo Co., Ltd	JAPAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Neomax Hitachi	JAPAN
Gold	nicht bekannt	GERMANY
Gold	Nihon Material Co. LTD	JAPAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Ningbo Kangqiang	CHINA
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Novosibirsk	RUSSIAN FEDERATION
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAMP SA	SWITZERLAND
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	PRECIOUS METAL SALES CORP.	UNITED STATES

Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Republic Metals Corporation	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	rui sheng	INDONESIA
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Gold	Schloetter Co. Ltd.	UNITED KINGDOM
Gold	Schone Edelmetaal	NETHERLANDS
Gold	Scotia Mocatta	HONG KONG
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	SD(Samdok) Metal	KOREA, REPUBLIC OF
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Sendi (Japan): Kyocera Corporation	JAPAN
Gold	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	SGE (Shanghai Gold exchange) - Gold transaction authorities in China	CHINA
Gold	Shan Dong Huangjin	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Shanghai Gold exchange	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Shenzhen fujun material technology co.,ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold	ShenZhen urban pubic bureau of China	CHINA
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Sojitz	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Solartech	CHINA
Gold	Soochow University's	CHINA
Gold	Standard Bank	HONG KONG
Gold	Sumisho	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Suzhou Xingrui Noble	CHINA
Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA

Gold	Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Technic Inc	UNITED STATES
Gold	Technic, Inc.	UNITED STATES
Gold	Thaisarco Thailand Smelting and Refining Co. Ltd.	THAILAND
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Hutti Gold Company	INDIA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Tokuriki Honten Co., Ltd	JAPAN
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	UBS AG	SWITZERLAND
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	Umicore Precious Metal Refining	UNITED STATES
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	UYEMURA	UNITED STATES
Gold	Valcambi SA	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Wieland Edelmetalle GmbH	GERMANY
Gold	Williams Bufalo	UNITED STATES
Gold	Williams Gold Refining Company	CANADA
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Xstrate Canada Corporation	CANADA
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	yantai zhaojin kanfort precious metals incorporated company ETDZ branch	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yoo Chan Metal	KOREA, REPUBLIC OF
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold	Yunnan Chengfeng	CHINA
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Yunnan Metallurgical Group Co., Ltd	CHINA
Gold	Zhanojin refining	CHINA
Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA

Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongkuang Gold Industry Limited Company	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	A&M Minerals Limited	UNITED KINGDOM
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Chongyi Zhangyuan Tungsten Co LTd	CHINA
Tantalum	CIF	BRAZIL
Tantalum	Companhia Industrial Fluminense	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	Estonia	ESTONIA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource., Ltd.	CHINA
Tantalum	Fujian Nanping	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Hunan Chenzhou Mining Group Co	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA
Tantalum	Jiangxi Yichun	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metal Do Co. Ltd.	JAPAN

Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND
Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Noventa	MOZAMBIQUE
Tantalum	NTET, Thailand	THAILAND
Tantalum	Phoenix Metal Ltd	RWANDA
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Posco	KOREA, REPUBLIC OF
Tantalum	PT Bangka Timah Utama Sejahtera	INDONESIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	Rui Da Hung	TAIWAN
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	JAPAN
Tantalum	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum	Talley Metals	UNITED STATES
Tantalum	Tanco	CANADA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex	UNITED STATES
Tantalum	Ulba	KAZAKHSTAN
Tantalum	Wolfram Bergbau und Hütten AG	AUSTRIA
Tantalum	Wolfram Company CJSC	RUSSIAN FEDERATION
Tantalum	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material CO.,LTD	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tin	Yunnan Tin Group (Holding) Co., Lt.	CHINA
Tin	5N Plus	GERMANY
Tin	ABC	ALGERIA
Tin	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin	AIM	CANADA
Tin	AK Steel Corp.	UNITED STATES
Tin	Aleris	UNITED STATES
Tin	Allgemeine Gold- und Silberscheideanstalt	GERMANY
Tin	Allied Metal Company	UNITED STATES
Tin	Almit	CHINA

Tin	Alpha	UNITED STATES
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	Alrec	UNITED STATES
Tin	Aluminum Alloys Inc.	UNITED STATES
Tin	Aluminum Resources	UNITED STATES
Tin	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM
Tin	Amalgament	PERU
Tin	American Iron and Metal	CANADA
Tin	Ampere Polska Sp. z o.o. (trader)	GERMANY
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Anson Solder & Tin Products Made Ltd.	CHINA
Tin	ANSON SOLDER&TIN PRODUCTS MADE LTD	CHINA
Tin	Aoki Loboratories Ltd.	CHINA
Tin	ArcelorMittal Burns Harbor	UNITED STATES
Tin	Arco Alloys	UNITED STATES
Tin	Asahi Pretec Corp	JAPAN
Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	ATI METALWORKING	UNITED STATES
Tin	Atlantic Metals	UNITED STATES
Tin	Atotech	GERMANY
Tin	Aurubis	UNITED STATES
Tin	Ausmelt Limited	AUSTRALIA
Tin	Ayrubis	UNITED STATES
Tin	Balver Zinn	GERMANY
Tin	Banka	INDONESIA
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Best Metals	BRAZIL
Tin	BNT Chemicals Gmbh	GERMANY
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	BRIGHT-E	CHINA
Tin	Brinkmann Chemie AG	GERMANY
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin	Butterworth Smelter	MALAYSIA
Tin	Cendres & Métaux SA	SWITZERLAND
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin	China Hongqiao	CHINA
Tin	China Lai Bin tin smelting co.,ltd	CHINA
Tin	China Rare Metal Materials Company	CHINA
Tin	China Tin Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China YunXi mining	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Colonial Metals Co	UNITED STATES
Tin	Continental	UNITED STATES

Tin	Cooper Santa	BRAZIL
Tin	COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	Darley Dale Smelter	UNITED KINGDOM
Tin	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	Dowa	JAPAN
Tin	Dowa Kogyo k.k	JAPAN
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin	Eastern Alloys	UNITED STATES
Tin	Electro Metal Pte	SINGAPORE
Tin	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin	Electroloy Metal Co. Ltd	CHINA
Tin	Electroloy Metal Pte	SINGAPORE
Tin	Elmet S.A. de C.V.	BOLIVIA
Tin	EM Vinto	BOLIVIA
Tin	Empressa Nacional de Fundiciones (ENAF)	Bolivia
Tin	Essar Steel Algoma	CANADA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	E-tech Philippines	PHILIPPINES
Tin	Eximetal S.A.	ARGENTINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Felder GmbH - Löttechnik	GERMANY
Tin	Fenix Metals	POLAND
Tin	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin	First Copper Technology Co., Ltd.	TAIWAN
Tin	Fuji Metal Mining Corp.	TAIWAN
Tin	Fundipar	BRAZIL
Tin	Funsur Smelter	PERU
Tin	Furukawa Electric	JAPAN

Tin	Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.	CHINA
Tin	Gebrueder Kemper GMBH	GERMANY
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gibbs Wire & Steel Co	CHINA
Tin	Gold Bell	CHINA
Tin	Gold Bell Group	CHINA
Tin	Goodway	CHINA
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	Grant Manufacturing and Alloying. LLC	UNITED STATES
Tin	Grillo-Handel	GERMANY
Tin	Guangxi China Tin Group	CHINA
Tin	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin	Guangxi Huaxi Group Limited	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	China
Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd	UNITED KINGDOM
Tin	Hana-High Metal	MALAYSIA
Tin	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin	HeChi Metallurgical Chemical factory	CHINA
Tin	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
Tin	Heimerle und Meule	GERMANY
Tin	Heraeus Hanau	GERMANY
Tin	Heraeus Ltd Hong Kong	CHINA
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Precious Metals	GERMANY
Tin	Heraeus Technology Center	HONG KONG
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Tin	Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.	CHINA
Tin	High Quality Technology Co., Ltd	CHINA
Tin	High-Power Surface Technology	CHINA
Tin	Hitachi Cable	JAPAN
Tin	HL Thorne	UNITED KINGDOM
Tin	Hong-Qiao Co., Ltd.	CHINA
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	Huaxi Guangxi Group	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL

Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	IMC-MetalsAmerica, LLC	UNITED STATES
Tin	IMPAG AG	SWITZERLAND
Tin	Imperial Zinc	UNITED STATES
Tin	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin	INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD	CHINA
Tin	Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Indonesia(Bangka)	INDONESIA
Tin	Indonesian State Tin Corp	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin	International Wire Group, Inc	UNITED STATES
Tin	IPS	FRANCE
Tin	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Italbronze LTDA	BRAZIL
Tin	Jan Janq	TAIWAN
Tin	JAPAN NEW METALS CO., LTD.	JAPAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Jean Goldcchmidt International SA	BELGIUM
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jia Tian	CHINA
Tin	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin	Jiangxi Copper Corporation (JCC)	CHINA
Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co.,LTD	CHINA
Tin	Jin Tian	CHINA
Tin	Jin Zhou	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tin	JX Nippon Mining & Metals	INDONESIA
Tin	Kai Union Industry and Trade Co., Ltd	CHINA
Tin	Kai Union Industry and Trade Co., Ltd.	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Kalas Wire	UNITED STATES
Tin	Katapang	CHINA
Tin	Keeling & Walker	UNITED KINGDOM
Tin	Kewei Tin Co.,ltd	CHINA
Tin	Kihong T&G	INDONESIA
Tin	KOKI JAPAN	JAPAN
Tin	Koki Products Co.,Ltd	THAILAND
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kunming High-tech Industrial Developing Area	CHINA
Tin	Kuntai	CHINA

Tin	Kupol	RUSSIAN FEDERATION
Tin	LaiBin China Thin Smelting Co., Ltd.	CHINA
Tin	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin	Laibin Huaxi Smeltering Co.,Ltd	CHINA
Tin	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
Tin	LEAD-FREE SOLDER smelter	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	LEYBOLD CO.,LTD.	JAPAN
Tin	Lian Xing Plating Factory	CHINA
Tin	Lingbao Jinyuan tonghu	CHINA
Tin	Linqu Xianggui Smelter Co. Ltd.	CHINA
Tin	LINWU XIANGGUI MINERAL SMELTING CO.,LTD	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	Liuzhou Smelter	CHINA
Tin	LS- Nikko Copper Inc	KOREA, REPUBLIC OF
Tin	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Magnesium Elekton Inc.	UNITED STATES
Tin	Magnu's Minerais Metais e Ligas	BRAZIL
Tin	Magnu's Minerais Metais e Ligas LTDA	BRAZIL
Tin	Malaysia Smelting Corp	MALAYSIA
Tin	Malaysia Smelting Corp. Berhard	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Matsuda Sangyo Co. Ltd	JAPAN
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin	Mecomsa, S.A. de C.V.	PERU
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Meng neng	CHINA
Tin	MENTPL	INDONESIA
Tin	Met-AL	UNITED STATES
Tin	METALLIC MATERIALS	CHINA
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Tin	Metallic Resources Inc	UNITED STATES
Tin	Metallo Chimique	BELGIUM
Tin	Metalor	SWITZERLAND
Tin	Metropolitan Alloys Corp	UNITED STATES
Tin	Midland Industries	UNITED STATES
Tin	Millard Wire	UNITED STATES
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU

Tin	Misue Tin Smelter and Refinery	PERU
Tin	Mitsubishi Electric Metecs Co Ltd	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	MUNTOK SMELTER	INDONESIA
Tin	N.E. CHEMCAT CORPORATION	JAPAN
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nathan Trotter	UNITED STATES
Tin	NGHE TIN NON-FERROUS METAL	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metal	VIET NAM
Tin	nihon superior co.,ltd	JAPAN
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Nihon Kagaku Sangyo	JAPAN
Tin	NIHON SUPERIOR CO.,LTD	JAPAN
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	North Star BlueScope Steel, LLC	UNITED STATES
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Nucor Steel	UNITED STATES
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA
Tin	Operaciones Metalurgica S.A.	BOLIVIA
Tin	Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA
Tin	Palm International	UNITED STATES
Tin	PGMA	CHINA
Tin	PISCO	PERU
Tin	Plansee Group	AUSTRIA
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Banka Kudai Tin	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA

Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajwa International	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Timah (Persero), Tbk	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT WAHANA PERKIT JAYA	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT.Citralogam	INDONESIA
Tin	PT.Tanloaug Tinah	INDONESIA
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	QianDao Co. ,ltd	CHINA
Tin	Qualitek delta philippines	PHILIPPINES
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	RBT	INDONESIA
Tin	REDRING SOLDER (M) SDN BHD	MALAYSIA

Tin	Ritchey Metals	UNITED STATES
Tin	Rohm & Hass	CHINA
Tin	Rohm und Haas	GERMANY
Tin	RSI	UNITED STATES
Tin	RST	GERMANY
Tin	Rui Da Hung	TAIWAN
Tin	S Company	THAILAND
Tin	Samatron	KOREA, REPUBLIC OF
Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
Tin	Samtec	UNITED STATES
Tin	seirenngyousya	CHINA
Tin	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin	Senju Metal Industries	JAPAN
Tin	Severstal Columbus	UNITED STATES
Tin	Severstal Dearborn	UNITED STATES
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	SGS BOLOVIA S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA
Tin	Shapiro	UNITED STATES
Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin	SHENMAO TECHNOLOGY INC	TAIWAN
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	Shenzhen City Thai Industrial CO., LTD.	CHINA
Tin	Shenzhen Hongchang Metal Manufacturing Factory	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Showa KaKo	JAPAN
Tin	Sida	CHINA
Tin	Singapore LME Tin	SINGAPORE
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Sizer Metals PTE	SINGAPORE
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	SMIC SENJU MALAYSIA	MALAYSIA
Tin	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Tin	Soft Metais, Ltda.	BRAZIL
Tin	Solar Applied Materials	CHINA
Tin	SOLDER COAT CO.,LTD	JAPAN
Tin	Solderindo	INDONESIA
Tin	Spectro Alloys	UNITED STATES
Tin	STANCHEM Sp. j. (trader)	INDONESIA
Tin	Steel Dynamics	UNITED STATES

Tin	Stretti	MALAYSIA
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Sundwigger Messingwerk	GERMANY
Tin	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin	Suzhou Jinyi jewelry factory	CHINA
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Tamura	JAPAN
Tin	Tanaka Kikinzoku kogyo K.K.	JAPAN
Tin	TAP	UNITED STATES
Tin	TCC steel	KOREA, REPUBLIC OF
Tin	TDK	JAPAN
Tin	Technic Inc.	UNITED STATES
Tin	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Thai Sarco	THAILAND
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Thaisarco	THAILAND
Tin	The Miller Company	UNITED STATES
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	TIMAH	INDONESIA
Tin	Timah Indonesian State Tin Corporation	INDONESIA
Tin	Tin Products Manufacturing Co. Ltd.	CHINA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Tongding Metal Material Co.,Ltd.	CHINA
Tin	TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	Tongling nonferrous Metals Group Co.，Ltd	CHINA
Tin	Trade Secret	INDONESIA
Tin	Traxys	FRANCE
Tin	Trialco	UNITED STATES
Tin	Umicore Haboken	BELGIUM
Tin	Uni Bros Metal Pte Ltd	SINGAPORE
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	United Smelter	INDONESIA
Tin	United States of America Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Univertical International	CHINA
Tin	Univertical International (Suzhou) Co., Ltd.	CHINA
Tin	Untracore Co.,Ltd.	THAILAND
Tin	Unvertical International(Suzhou)Co.,Ltd	CHINA
Tin	VERTEX METALS INCORPORATION	TAIWAN
Tin	Vinto	BOLIVIA
Tin	Vishay Intertechnology	CHINA
Tin	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIET NAM
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	WC Heraeus Hanau	GERMANY
Tin	WC Heraeus Hanau	GERMANY
Tin	WELLEY	TAIWAN

Tin	Well-Lin Enterprise Co Ltd	TAIWAN
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Westfalenzinn	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Wieland Werke AG	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Wilhelm Westmetall, Germany	GERMANY
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin	wuxi yunxi	CHINA
Tin	XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"	CHINA
Tin	xingrui noble metal materialCO.LTD	CHINA
Tin	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YTC	CHINA
Tin	YTMM	CHINA
Tin	Yun Xi	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	Yunnan Tin Industry Refco Group Ltd.	CHINA
Tin	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	YunXi	CHINA
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Yutinic Reousrces	UNITED STATES
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	Zhongjin GOLDCORP.,LTD	CHINA
Tin	ZhongShi	CHINA
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
Tungsten	ALMT	CHINA
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM

Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Bejing Tian-long	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	CB-Ceratizit CN	CHINA
Tungsten	Central Glass / Japan	JAPAN
Tungsten	Ceratizit S.A	LUXEMBOURG
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	CHENGDU HONG BO INDUSTRIAL CO., LTD.	CHINA
Tungsten	Chengtong Electrical Appliance Factory	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	CTS Industries	SINGAPORE
Tungsten	CWB Materials	UNITED STATES
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Degutea	KOREA, REPUBLIC OF
Tungsten	Evraz Stratcor, Inc.	CHINA
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	GESAC	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Golden Egret Special Allloy Coop.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Hitachi Metals	JAPAN
Tungsten	Hi-Temp	UNITED STATES
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	IBG China	CHINA
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
Tungsten	Izawa Metal Co., Ltd	JAPAN
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangsu Hetian Technological Material Co.,Ltd	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	JX Nippon Mining & Metal Co., Ltd	JAPAN
Tungsten	JX Nippon Mining & Metals	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Metallo-Chimique	BELGIUM
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	Mitsui Mining & Smelting Co., Ltd	JAPAN
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Nanchang Cemeted Carbide Limited Liability Company	CHINA
Tungsten	NingHua XingluoKeng TungSten Mining CO., LID	CHINA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Nippon Micrometal Cop	JAPAN
Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	North American Tungsten, Canada	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Plansee	AUSTRIA
Tungsten	PT Stanindo Inti Perkasa	INDONESIA
Tungsten	PT Timah	INDONESIA
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd	CHINA

Tungsten	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	Sumitomo	CANADA
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Sunaga Tungsten	JAPAN
Tungsten	Sylham	UNITED STATES
Tungsten	TaeguTec LTD.	KOREA, REPUBLIC OF
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	JAPAN
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Thaisarco	THAILAND
Tungsten	ThyssenKrupp Steel	UNITED STATES
Tungsten	Tosoh	UNITED STATES
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	ULVAC	JAPAN
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Wah Lee Industrial Corp.,	TAIWAN
Tungsten	Western Metal Materials Co.,ltd	CHINA
Tungsten	Williams Brewster	UNITED STATES
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	W-Si靶材	JAPAN
Tungsten	Xiamen Carbide Ltd.	CHINA
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA